Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 2010.

/S/ HAROLD BROWN
Harold Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 2010.

/S/ MATHIS CABIALLAVETTA
Mathis Cabiallavetta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 2010.

/S/ LOUIS C. CAMILLERI
Louis C. Camilleri

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 2010.

/S/ J. DUDLEY FISHBURN
J. Dudley Fishburn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 18th day of February, 2010.

/S/ GRAHAM MACKAY
Graham Mackay

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of February, 2010.

/S/ SERGIO MARCHIONNE
Sergio Marchionne

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 2010.

/S/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 2010.

/S/ CARLOS SLIM HELÚ
Carlos Slim Helú

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer, Charles R. Wall and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 2010.

/S/ STEPHEN M. WOLF
Stephen M. Wolf